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                            TCF FINANCIAL CORPORATION
                                   Exhibit 21
                           Subsidiaries of Registrant
                             (As of March 19, 1996)

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                                                                           NAMES UNDER WHICH SUBSIDIARY
SUBSIDIARY                                      STATE OF INCORPORATION     DOES BUSINESS
TCF Financial Insurance                         Illinois                   TCF Financial Insurance Agency
Agency Illinois, Inc.                                                       Illinois, Inc.
                                                                           TCF Insurance

TCF Financial Insurance                         Minnesota                  TCF Financial Insurance Agency
Agency Wisconsin, Inc.                                                      Wisconsin, Inc.
                                                                           TCF Insurance

TCF Financial Insurance Agency                  Minnesota                  TCF Financial Insurance Agency
Michigan, Inc.                                                              Michigan, Inc.
                                                                           TCF Insurance
                                                                           GLB Agency

TCF Financial Insurance Agency, Inc.            Minnesota                  TCF Financial Insurance
                                                                            Agency, Inc.
                                                                           TCF Insurance

TCF Securities, Inc.                            Minnesota                  TCF Securities, Inc.
                                                                           GLB Securities (MI)

TCF Foundation                                  Minnesota                  TCF Foundation

TCF Minnesota Financial Services, Inc.          Minnesota                  TCF Minnesota Financial Services, Inc.

Twin City/Burnet, Inc.                          Minnesota                  Twin City/Burnet, Inc.

Asset Quality Consultants, Inc.                 Minnesota                  Asset Quality Consultants, Inc.

TCF Bank Minnesota fsb                          United States              TCF Bank Minnesota fsb

TCF Consumer Financial Services, Inc.           Minnesota                  TCF Consumer Financial Services, Inc.
                                                                           TCF Financial Services

TCF Mortgage Corporation                        Minnesota                  TCF Mortgage Corporation

TCFMC Holding Co.                               Minnesota                  TCFMC Holding Co,

TCF Financial Services, Inc.                    Minnesota                  TCF Financial Services, Inc.

TCF Management Corporation                      Minnesota                  TCF Management Corporation

MKP, Inc.                                       Minnesota                  MKP, Inc.


NUM, Inc.                                       Minnesota                  NUM, Inc.

North Star Title, Inc.                          Minnesota                  North Star Title, Inc.

North Star Real Estate Services, Inc.           Minnesota                  North Star Real Estate Services, Inc.

TCF Agency Minnesota, Inc.                      Minnesota                  TCF Agency Minnesota, Inc.
                                                                           TCF Agency Minnesota
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                                                                           NAMES UNDER WHICH SUBSIDIARY
SUBSIDIARY                                      STATE OF INCORPORATION     DOES BUSINESS
TCF Agency Mississippi, Inc.                    Mississippi                TCF Agency Mississippi, Inc.
                                                                           TCF Agency Mississippi

TCF National Properties, Inc.                   Minnesota                  TCF National Properties, Inc.

TCF New York Investment, Inc.                   Minnesota                  TCF New York Investments, Inc.

TCF Qwik, Inc.                                  New York                   TCF Qwik, Inc.

TCF Wisk, Inc.                                  New York                   TCF Wisk, Inc.

TCF Bolt, Inc.                                  New York                   TCF Bolt, Inc.

TCF Jump, Inc.                                  New York                   TCF Jump, Inc.

TCF Sped, Inc.                                  New York                   TCF Sped, Inc.

TCF Real Estate Financial Services, Inc.        Minnesota                  TCF Real Estate Financial Services, Inc.

TCF Bank Wisconsin fsb                          United States              TCF Bank Wisconsin fsb

Republic Capital Funding Corp. I                Wisconsin                  Republic Capital Funding Corp. I

TCF Agency Wisconsin, Inc.                      Wisconsin                  TCF Agency Wisconsin, Inc.

Great Lakes Financial, Inc.                     Wisconsin                  Great Lakes Financial, Inc.

TCF Bank Illinois fsb                           United States              TCF Bank Illinois fsb

TCF Agency Illinois, Inc.                       Illinois                   TCF Agency Illinois, Inc.

Great Lakes Bancorp, A Federal                  United States              Great Lakes Bancorp
 Savings Bank

GLB Service Corporation II                      Michigan                   GLB Service Corporation II

Lakeland Group Insurance Agency, Inc.           Michigan                   Lakeland Group Insurance Agency, Inc.

401 Service Corporation                         Michigan                   401 Service Corporation

GLB Properties, Inc.                            Michigan                   GLB Properties, Inc.

Great Lakes Mortgage Company                    Michigan                   Great Lakes Mortgage Company

GLB Management Company                          Michigan                   GLB Management Company

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